COMMITMENT AND CONTINGENCIES	12 Months Ended
Mar. 31, 2018
Notes to Financial Statements
NOTE 9 - COMMITMENT AND CONTINGENCIES

Lease

On October 1, 2017, the Company entered into a two-year Commercial Lease Agreement (“Lease”) whereby the Company’s subsidiary, Vita Products LLC, leased 2,100 square feet of office space. The lease commenced on October 1, 2017 and requires the Company to pay $2,750 per month (“Base Rent”) or $33,000 per year for a total commitment of $66,000. Beginning at the end of the first year of the Lease and annually thereafter, the Base Rent shall be increased by the same percentage as any increase in the Consumer Price Index (“CPI”) as published by the U.S. Department of Labor for the most recent preceding 12 month period. In addition to the Base Rent, the Company is required to pay, on a pro rata basis, any common area expenses. The Lease required a security deposit of $5,500, which the Company paid in September 2017. At the end of the Lease the Company, at its sole discretion, has the right to extend the Lease term for one additional 12 month period at a rental rate commensurate with the then current market conditions for a similar space in the same area.

Legal Proceedings

From time to time, the Company may be involved in general commercial disputes arising in the ordinary course of our business. The Company is not currently involved in legal proceedings that could reasonably be expected to have material adverse effect on its business, prospects, financial condition or results of operations.